UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2019

AZURRX BIOPHARMA, INC.
(Exact name of Registrant as specified in its Charter)

Delaware	001-37853	46-4993860
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

760 Parkside Avenue Downstate Biotechnology Incubator, Suite 304 Brooklyn, New York	11226
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:(646) 699-7855

(Name, address, including zip code, and telephone number, including area code, of agent for service of process)

NOT APPLICABLE
(Former Name or Former Address, if Changes Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AZRX	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2) ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 8.01. Other Events.

On May 23, 2019, AzurRx BioPharma, Inc. (the “Company”) issued a press release announcing that it has reached its enrollment target of 30-35 patients in its ongoing Phase II OPTION study of MS1819-SD for exocrine pancreatic insufficiency in patients with cystic fibrosis (CF). A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

AzurRx BioPharma, Inc.

Date: May 23, 2019	By:	/s/ Johan M. Spoor
Name: Johan M. Spoor
Title: Chief Executive Officer

Exhibit Index

Exhibit Number	Description

99.1	Press Release issued by AzurRx BioPharma, Inc. dated May 23, 2019